Investment at FVTPL	3 Months Ended
Nov. 30, 2021
Disclosure of detailed information about investment property [abstract]
Investment at FVTPL

7.           Investment at FVTPL

On August 25, 2020, the Company acquired a 20.48% interest in One Up Group, LLC (“One Up”). One Up operates a mobile app which allows gamers to organize and play one-on-one matches with other gamers and compete for money.

The Company accounted for this investment as an investment in associate under the equity method from acquisition through January 5, 2021. The Company’s share in the loss of One Up for the period from September 1, 2020, to January 5, 2021, amounted to $103,930.

On January 5, 2021, the Company’s interest in One Up was reduced to 18.62% as a result of One Up closing a financing round. In accordance with IAS 28, the Company discontinued the use of the equity method on January 5, 2021, the date at which its investment ceased being an associate. The difference between the fair value of the Company’s retained interest in One Up and it’s carrying value on January 5, 2021, amounted to $99,961, which is recognized as a gain on retained interest in former associate on the Company’s statement of loss and comprehensive loss.

The fair value of the Company’s investment in One Up is estimated at each reporting period, with reference to valuations underlying privately placed financing transactions closed by One Up and is classified with a level 3 in the fair value hierarchy (Note 25). The fair value of this investment was $2,629,851 on November 30, 2021, and August 31, 2021.

Engine Gaming and Media, Inc.

(formerly Engine Media Holdings, Inc)

Notes to the Interim Condensed Consolidated Financial Statements

For the three months ended November 30, 2021 and 2020

(Unaudited)

(Expressed in United States Dollars)